                               GRADISON - MCDONALD
                             GOVERNMENT INCOME FUND


LETTER TO SHAREHOLDERS

                                                                February 1, 1996


Dear Shareholder:

In closing our 1994 letter we said, "Traditionally, extraordinary events (good or bad) are reversed very quickly. We are therefore looking forward to better times ahead." If you will recall, 1994 was the worst bond market since 1929. Happily, 1995 was a very good year: THE FUND HAD A TOTAL RETURN OF +17.20% (See Performance Table). This performance gained us favorable mention in the Wall Street Journal on several occasions.

The excellent performance of your Fund was in no small part due to the decision in 1994 and 1995 to emphasize low interest bearing mortgage-backed securities (61/2%, 7% GNMA's) while underweighing high interest bearing securities (9%, 91/2%, 10% GNMA's) due to the former's superior price appreciation in a rally. This decision, which produced excellent price appreciation and total return results, did have its downside; namely, a reduced dividend (7.0 to 6.7 and now
6.4 cents/share per month) and a 3.53 cents/share return of capital, since the Fund did not earn a small portion of the distributions paid. We believe that the decision to preserve/maximize per-share value (from $12.02 to $13.21/share, +$1.19/share) offsets the reduced dividend (total distribution $0.866 ('94) to $0.822 ('95), -$0.044/share).

As we go forward, I believe that the uncertainty of the outcome of the "budget debate" is a major factor which will affect the bond market in the near term. Due to the profoundness of this issue, this is not a time to be making significant commitments in the near term. Until it is resolved, we intend to maintain a neutral attitude as to the direction of interest rates (intermediate average maturity, in other words) so that CAPITAL PRESERVATION REMAINS OUR PRIMARY GOAL AT THIS JUNCTURE. Regardless of the budget balance conflict, I believe that the long term outlook for the nation's prosperity is excellent.

Apropos of this, let me share with you what I consider to be an extremely encouraging story. In the December 1995 issue of Reader's Digest, in an article entitled "How Honest are We?", it was reported that 67% of U.S. Citizens passed a very tough "morality" test - they returned a wallet that was left on a sidewalk with $50 in it. Most importantly, teenagers were as likely to return the wallet as adults! There is hope, real hope for our country despite what goes on in Washington, D.C.

On behalf of all our people, I want to thank you for your continued support and patronage.

Very truly yours,


/s/ Michael J. Link

Michael J. Link

Executive Vice President and Portfolio Manager
Gradison-McDonald Government Income Fund

                                              1-800-869-5999 [TELEPHONE GRAPHIC]

AVERAGE ANNUAL TOTAL RETURN     PERIODS ENDED 12/31/95

                                                                   SINCE INCEPTION      5 YEARS        1 YEAR
                                                                       9/16/87
          ---------------------------------------------------------------------------------------------------
          @ Maximum Offer Price (2% Sales Charge)                       8.65%            7.62%         14.81%
          @ Net Asset Value (No Sales Charge)*                          8.92%            8.05%         17.20%

* Certain qualifying group retirement Fund purchases are made without a sales charge, as are all purchases representing reinvestment of dividends. See pages 7 and 11 of the Prospectus. This performance data does not reflect the deduction of the sales charge which would reduce the performance illustrated to the figure of the line above it.

The performance quoted above represents past performance. The investment return and value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Total return includes changes in share value and reinvestment of all distributions. During the periods ended 12/31/87 and 12/31/88, the investment adviser paid certain Fund expenses which had the effect of increasing the Fund's return.

GROWTH OF A $10,000 INVESTMENT

Effective July 1993, the Securities and Exchange Commission (SEC) requires that performance information be graphed and compared with the performance of a broad based index. It should be noted that an actively managed fund has a variety of expenses that reduces its total return while an index includes no expenses.

                 Lehman Brothers  Lehman Brothers  Lehman Brothers   Gradison-McDonald
   Measurement   Aggregate Bond      Treasury          GNMA          Government Income
     Period          Index            Index           Index                Fund
     9/16/87          $10,000         $10,000           $10,000             $ 9,800
    12/31/87           10,467          10,465            10,474              10,302
     3/31/88           10,861          10,913            10,913              10,600
     6/30/88           10,989          10,908            11,112              10,706
     9/30/88           11,208          11,090            11,362              10,921
    12/31/88           11,293          11,197            11,395              11,036
     3/31/89           11,422          11,317            11,525              11,191
     6/30/89           12,331          12,241            12,473              11,814
     9/30/89           12,471          12,338            12,655              10,036
    12/31/89           12,934          12,807            13,183              12,442
     3/31/90           13,831          12,634            13,179              12,350
     6/30/90           13,300          13,074            13,679              12,760
     9/30/90           13,414          13,174            13,850              12,863
    12/31/90           14,093          13,901            14,578              13,536
     3/31/91           14,488          14,204            15,026              13,843
     6/30/91           14,723          14,405            15,291              14,036
     9/30/91           15,559          15,203            16,151              14,745
    12/31/91           16,348          16,027            16,917              15,441
     3/31/92           16,139          15,736            16,786              15,218
     6/30/92           16,790          16,359            17,449              15,766
     9/30/92           17,512          17,182            17,996              16,370
    12/31/92           17,558          17,183            18,170              16,414
     3/31/93           18,284          17,963            18,590              16,904
     6/30/93           18,769          18,486            19,038              17,323
     9/30/93           19,259          19,084            19,182              17,577
    12/31/93           19,270          19,018            19,365              17,650
     3/31/94           18,717          18,442            18,896              17,112
     6/30/94           18,524          18,235            18,792              16,935
     9/30/94           18,638          18,312            18,946              16,970
    12/31/94           18,707          18,376            19,071              16,981
     3/31/95           19,652          19,235            20,083              17,874
     6/30/95           20,847          20,436            21,138              18,857
     9/30/95           21,256          20,793            21,610              19,204
    12/31/95           22,161          21,750            22,321              19,902


DISTRIBUTIONS PER SHARE

                         IN EXCESS OF
         INVESTMENT       INVESTMENT         SHORT-TERM         LONG-TERM         PAID-IN      TOTAL
           INCOME           INCOME          CAPITAL GAIN      CAPITAL GAIN        CAPITAL
-----------------------------------------------------------------------------------------------------
1995       $0.787              -                  -                 -             $0.035       $0.822
1994       $0.779           $0.013             $0.038            $0.015           $0.021       $0.866

FINANCIAL HIGHLIGHTS      (FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)

                                                                   YEAR ENDED DECEMBER 31,
                                               -----------------------------------------------------------
                                                1995         1994          1993         1992         1991
                                               -----------------------------------------------------------
Net asset value at beginning of year           $12.018      $13.373      $13.327      $13.553      $12.933
                                               -------      -------      -------      -------      -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                            0.786         .755         .749         .856         .947
Net realized and unrealized
   gain (loss) on investments                    1.232       (1.244)        .239        (.050)        .785
                                               -------      -------      -------      -------      -------
Total income (loss) from
   investment operations                         2.018        (.489)        .988         .806        1.732
                                               -------      -------      -------      -------      -------
DISTRIBUTIONS TO SHAREHOLDERS:
   Dividends from net investment income          (.787)       (.779)       (.738)       (.859)       (.946)
   Distributions in excess of net
      investment income                           --          (.013)        --           --           --
   Distributions from realized capital gains      --          (.053)       (.204)       (.173)       (.166)
   Distributions from paid-in capital            (.035)       (.021)        --           --           --
                                               -------      -------      -------      -------      -------
Total distributions to shareholders              (.822)       (.866)       (.942)      (1.032)      (1.112)
                                               -------      -------      -------      -------      -------
Net asset value at end of year                 $13.214      $12.018      $13.373      $13.327      $13.553
                                               =======      =======      =======      =======      =======
Total return (1)                                 17.20%       (3.69%)       7.52%        6.29%       14.08%
                                               =======      =======      =======      =======      =======
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (in millions)        $ 185.4      $ 184.0      $ 266.0      $ 210.9      $ 151.8
Ratio of expenses to average net assets            .92%         .90%         .90%         .94%         .99%
Ratio of net investment income
   to average net assets                          6.19%        6.03%        5.48%        6.39%        7.33%
Portfolio turnover rate                          15.84%       20.91%      133.88%       83.36%      108.08%

On October 4, 1991, McDonald & Company Securities, Inc. became investment adviser of the Fund as a result of a merger with Gradison & Company Incorporated.

(1) Total return is based upon an initial investment purchased without a sales charge.

                 See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS          DECEMBER 31, 1995

     PAR                MORTGAGE-BACKED SECURITIES - 61.28%           COUPON        MATURITY             VALUE
   AMOUNT                                                              RATE
-----------------------------------------------------------------------------------------------------------------
$ 9,755,973    Government National Mortgage Association                6.50%   11/15/08- 12/15/23   $   9,844,387
 21,608,551    Government National Mortgage Association                7.00%    4/15/23-  9/15/23      21,858,400
 23,784,708    Government National Mortgage Association                7.50%    4/15/23-  3/15/24      24,461,085
 24,620,797    Government National Mortgage Association                8.00%    7/15/02-  4/15/23      25,659,829
  3,780,179    Government National Mortgage Association                8.25%        6/15/35             3,953,831
 11,908,910    Government National Mortgage Association                8.50%    4/15/21- 12/15/24      12,504,355
  2,646,509    Government National Mortgage Association                8.75%        4/15/22             2,791,240
  2,530,566    Government National Mortgage Association                9.00%    1/15/20-  8/15/21       2,680,818
  4,126,855    Government National Mortgage Association                9.50%   10/15/02-  6/15/21       4,413,719
  3,922,562    Government National Mortgage Association               10.00%    5/15/12-  6/15/21       4,317,270
                                                                                                    -------------
               TOTAL MORTGAGE-BACKED SECURITIES
                    (COST $111,590,878)                                                               112,484,934
                                                                                                    -------------



                     U.S. TREASURY OBLIGATIONS - 35.02%
-----------------------------------------------------------------------------------------------------------------
 10,000,000    U.S. Treasury Notes                                     5.75%        8/15/03            10,128,125
 20,000,000    U.S. Treasury Notes                                     6.25%        2/15/03            20,881,250
 10,000,000    U.S. Treasury Notes                                     6.38%        1/15/00            10,368,750
 10,000,000    U.S. Treasury Bonds                                     7.63%        2/15/07            10,990,625
 10,000,000    U.S. Treasury Bonds                                     8.75%       11/15/08            11,903,125
                                                                                                    -------------
               TOTAL U.S. TREASURY OBLIGATIONS
                    (COST $63,062,500)                                                                 64,271,875
                                                                                                    -------------


  FACE
 AMOUNT                 REPURCHASE AGREEMENT - 3.70%
-----------------------------------------------------------------------------------------------------------------
  6,800,000    1st National Bank of Chicago, dated 12/29/95,           5.70%        1/02/96             6,800,000
               collateral: U.S. Treasury Notes, 6.125% due 9/30/00                                  -------------
               with a market value of $6,947,433 (repurchase
               proceeds: $6,804,307)
               (COST $6,800,000)

               TOTAL INVESTMENTS, AT VALUE (NOTE 1)
                    (COST $181,453,378) - 100%                                                      $ 183,556,809
                                                                                                    -------------

                 See accompanying notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

                                                                         DECEMBER 31, 1995
                                                                         -----------------
ASSETS
   Investments in securities, at value (Note 1) (Cost $181,453,378)        $183,556,809
   Cash                                                                          58,768
   Receivable for Fund shares sold                                              270,357
   Interest receivable                                                        2,093,719
   Prepaid expenses                                                              15,609
                                                                           ------------
      TOTAL ASSETS                                                          185,995,262
                                                                           ------------
LIABILITIES
   Payable for Fund shares redeemed                                             409,342
   Accrued investment advisory fee (Note 2)                                      78,378
   Other accrued expenses payable to adviser (Note 2)                            54,461
   Other accrued expenses and liabilities                                        19,558
                                                                           ------------
      TOTAL LIABILITIES                                                         561,739
                                                                           ------------
NET ASSETS                                                                 $185,433,523
                                                                           ============
Net assets consist of:
   Aggregate paid-in capital                                               $188,936,113
   Distributions in excess of net investment income (Note 1)                   (208,516)
   Accumulated net realized loss                                             (5,397,505)
   Net unrealized appreciation of investments                                 2,103,431
                                                                           ------------
Net Assets                                                                 $185,433,523
                                                                           ============
Shares of capital stock outstanding
   (no par value - unlimited number of shares authorized)                    14,032,850
                                                                           ============
Net asset value and redemption price per share (Note 1)                    $      13.21
                                                                           ============
Maximum offering price per share (Note 1)                                  $      13.48
                                                                           ============

---------------------------------------------------------------------------------------

                 See accompanying notes to financial statements.

STATEMENT OF OPERATIONS

                                                                     YEAR ENDED DECEMBER 31, 1995
                                                                   ---------------------------------
  INTEREST INCOME                                                                        $13,059,273

  EXPENSES
     Investment advisory fees (Note 2)                             $   918,897
     Distribution (Note 2)                                             453,931
     Personnel costs (Note 2)                                           84,384
     Data processing fees (Note 2)                                      49,804
     Professional fees                                                  31,884
     Trustees' fees (Note 2)                                            24,856
     Registration fees                                                  21,679
     Postage and mailing                                                21,298
     Custodian fees                                                     19,093
     ICI dues                                                           12,288
     Printing                                                           10,089
     Other                                                              36,624
                                                                   -----------
        Total expenses                                                                     1,684,827
                                                                                         -----------
  NET INVESTMENT INCOME                                                                   11,374,446

  NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
     Net realized loss on investments                               (3,220,413)
     Net increase in unrealized appreciation of investments         21,179,573
                                                                   -----------
  NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS                                         17,959,160
                                                                                         -----------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                   $29,333,606
                                                                                         ===========
----------------------------------------------------------------------------------------------------

                 See accompanying notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

                                                                             YEAR ENDED DECEMBER 31,
                                                                         ------------------------------
                                                                             1995               1994
                                                                         ------------------------------
FROM OPERATIONS:
   Net investment income                                                 $ 11,374,446      $ 14,175,683
   Net realized loss on investments                                        (3,220,413)       (1,433,534)
   Net increase in unrealized
      appreciation (depreciation) of investments                           21,179,573       (22,746,207)
                                                                         ------------      ------------
      Net increase (decrease) in net assets resulting from operations      29,333,606       (10,004,058)
                                                                         ------------      ------------

FROM DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income                                                  (11,374,395)      (14,639,911)
   In excess of net investment income                                            --            (208,567)
   Net realized capital gains                                                    --            (985,474)
   Paid-in capital (Note 1)                                                  (495,716)         (329,703)
                                                                         ------------      ------------
      Decrease in net assets from distributions to shareholders           (11,870,111)      (16,163,655)
                                                                         ------------      ------------

FROM FUND SHARE TRANSACTIONS:
   Proceeds from shares sold                                               32,626,195        51,282,890
   Net asset value of shares issued as distributions                        9,872,425        13,705,725
   Payments for Fund shares redeemed                                      (58,557,288)     (120,783,811)
                                                                         ------------      ------------
      Net decrease in net assets from Fund share transactions             (16,058,668)      (55,795,196)
                                                                         ------------      ------------

TOTAL INCREASE (DECREASE) IN NET ASSETS                                     1,404,827       (81,962,909)

NET ASSETS:
   Beginning of year                                                      184,028,696       265,991,605
                                                                         ------------      ------------
   End of year (including distributions in excess of net investment
      income of $208,516 and $208,567, respectively) (Note 1)            $185,433,523      $184,028,696
                                                                         ============      ============

NUMBER OF FUND SHARES:
   Sold                                                                     2,562,741         4,021,604
   Issued as distributions to shareholders                                    774,962         1,090,718
   Redeemed                                                                (4,618,139)       (9,688,819)
                                                                         ------------      ------------
      Net decrease in shares outstanding                                   (1,280,436)       (4,576,497)
   Outstanding at beginning of year                                        15,313,286        19,889,783
                                                                         ------------      ------------
   Outstanding at end of year                                              14,032,850        15,313,286
                                                                         ============      ============

                 See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS   DECEMBER 31, 1995

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Gradison Custodian Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust was created under Ohio law by a Declaration of Trust dated June 3, 1987; it commenced investment operations and the public offering of its shares on September 16, 1987. There is currently one series, the Gradison-McDonald Government Income Fund (the "Fund"). The following is a summary of the Trust's significant accounting policies:

SECURITIES VALUATION - Portfolio securities for which over-the-counter market quotations are readily available are valued at the latest bid price. Debt securities maturing within 60 days are valued at amortized cost, which approximates market value. Portfolio securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Board of Trustees.

Repurchase agreements, which are collateralized by U.S. Government obligations, are valued at cost which, together with accrued interest, approximates market. Collateral for repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian. At the time the Fund enters into a repurchase agreement, the seller agrees that the value of the underlying security, including accrued interest, will be equal to or exceed the face amount of the repurchase agreement. In the event of a bankruptcy or other default of the seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying security and losses. These losses would not exceed an amount equal to the difference between the liquidating value of the underlying security and the face amount of the repurchase agreement and accrued interest. To minimize the possibility of loss, the Fund enters into repurchase agreements only with selected domestic banks and securities dealers which the Fund's investment adviser believes present minimal credit risk. Refer to the Fund's Portfolio of Investments for the face amount of repurchase agreements and repurchase proceeds as of December 31, 1995.

OPTION ACCOUNTING PRINCIPLES - When the Fund writes a call option, an amount equal to the premium received by the Fund is recorded as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the written option. The current market value of a traded option is the last ask price on the principal exchange on which such option is traded. If the option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, the Fund will realize a gain or loss without regard to any unrealized gain or loss on the underlying security and the liability related to such option will be extinguished.

The risk in writing a call option on a security which the Fund owns is that the Fund limits the profit potential from an increase in the market price of the security. The Fund may also be subject to the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist. The Fund also writes over-the-counter options where the Fund's ability to successfully extinguish its obligation is dependent upon the credit standing of the other party.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME - Securities transactions are accounted for on the trade date (the date the order to buy or sell is executed). Interest income is accrued as earned. Gains and losses on sales of investments are calculated on the identified cost basis for financial reporting and tax purposes.

SECURITIES PURCHASED ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS - When the Fund purchases securities on a when-issued or delayed delivery basis, the transaction may be entered into a month or more before delivery and payment are made. Such securities are subject to market fluctuation during this period. In the event that the seller fails to deliver the securities, the Fund could experience a loss to the extent of any appreciation, or a gain to the extent of any depreciation, in the price of the securities.

The Fund will maintain, in a segregated account with its custodian, cash or U.S. Government securities having an aggregate value at least equal to the amount of such purchase commitments. At December 31, 1995, the Fund had not committed to the purchase of any when-issued or delayed delivery securities.

NOTES TO FINANCIAL STATEMENTS      DECEMBER 31, 1995

TAXES - It is the Fund's policy to comply with the provisions of the Internal Revenue Code available to regulated investment companies. As provided therein, in any fiscal year in which the Fund so qualifies, and distributes at least 90% of its taxable net income, the Fund will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year, at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains, if any (earned during the twelve months ended October 31), plus undistributed amounts from prior years.

The tax basis of investments is substantially equal to the cost as shown on the Statement of Assets and Liabilities.

For both financial reporting and tax purposes, gross unrealized appreciation and gross unrealized depreciation of securities at December 31, 1995 was $3,535,251 and $1,431,820, respectively.

As of December 31, 1995, the Fund had capital loss carryforwards for Federal income tax purposes of approximately $5,350,000 which may be utilized to offset net realized capital gains through December 31, 2003 prior to distributing such gains to shareholders.

FUND SHARE VALUATION - The net asset value per share is computed by dividing the net asset value of the Fund (total assets less total liabilities) by the number of shares outstanding. The maximum offering price per share is equal to the net asset value per share plus 2.04% of net asset value (or 2% of the offering price). The offering price per share is reduced on sales of $100,000 or more. The redemption price per share is equal to the net asset value per share.

DISTRIBUTIONS TO SHAREHOLDERS - Dividends arising from net investment income are declared daily and paid monthly. Distributions of net realized short-term capital gains, if any, are declared and paid monthly on all shares of record on established record dates. Net realized long-term capital gains, if any, are distributed at least annually. During the year ended December 31, 1995, the Fund made distributions to shareholders of $495,716 from paid-in capital.

RECLASSIFICATION OF CAPITAL ACCOUNTS - The Fund has adopted Statement of Position 93-2 "Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies" ("SOP"). The purpose of this SOP is to report the undistributed net investment income (loss) and accumulated net realized capital gain (loss) accounts in such a manner as to approximate amounts available for future distributions (or to offset future realized capital gains) and to achieve uniformity between generally accepted accounting principles and tax distributions by investment companies. The SOP also requires that differences in the recognition or classification of income between the presentation of generally accepted accounting principles and tax rules which result in temporary overdistributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.

NOTE 2 - TRANSACTIONS WITH AFFILIATES

The Fund's investments are managed, subject to the general supervision and control of the Fund's Board of Trustees, by the Gradison Division of McDonald & Company Securities, Inc. (Gradison), a registered investment adviser and securities dealer, pursuant to the terms of an Investment Advisory Agreement (the Agreement). Under the terms of the Agreement, the Fund pays Gradison a fee computed and accrued daily and paid monthly based upon the Fund's daily net assets at the annual rate of .50%.

NOTES TO FINANCIAL STATEMENTS       DECEMBER 31, 1995

Under the terms of the Agreement, the Fund reimburses Gradison for the cost of furnishing personnel to perform shareholder and certain other services for the Fund. The Agreement also provides that Gradison bear the costs of salaries and related expenses of executive officers of the Fund who are necessary for the management and operations of the Fund. In addition, Gradison bears the costs of preparing, printing and mailing sales literature and other advertising materials, and compensates the Fund's trustees who are affiliated with Gradison. All expenses not specifically assumed by Gradison are borne by the Fund.

Under the terms of a Data Processing Agreement between the Trust and Gradison, the Fund pays Gradison a monthly fee at an annual rate of $8.25 per shareholder non-zero balance account for data processing services provided to the Fund.

In accordance with the terms of a Distribution Service Plan adopted under Rule 12b-1 of the Investment Company Act of 1940, the Fund pays Gradison a distirbution service fee at an annual rate of .25% of average daily net assets.

During the year ended December 31, 1995, Gradison received sales charges aggregating $175,972 on sales of shares of the Fund.

The officers of the Trust are also officers of McDonald & Company Securities, Inc.

Each trustee of the Trust who is not affiliated with Gradison receives fees from the Trust for services as a trustee. The amounts of such fees for each trustee are as follows: (a) an annual fee of $3,500 payable in quarterly installments for service during each fiscal quarter and (b) $500 for each Board of Trustees or committee meeting attended.

NOTE 3 - SUMMARY OF SECURITIES TRANSACTIONS

For the year ended December 31, 1995, purchases and proceeds from the sale of securities, excluding short-term securities, amounted to $28,313,101 and $46,176,735, respectively. There were no transactions in written options on U.S. Treasury Notes and Bonds for the year ended December 31, 1995.

NOTE 4 - SHORT-TERM BORROWINGS

The Fund has available a Line of Credit Promissory Note (the "Note") from Star Bank (the "Bank"), the Fund's custodian, whereby borrowings may not exceed either $15,000,000 (in accordance with the Note), or 10% of total assets (in accordance with the Fund's investment restrictions).

Information regarding borrowings on the Note by the Fund during the year ended December 31, 1995 is as follows:

         Balance outstanding at December 31, 1995                               $        0
                                                                                ==========
         Maximum amount outstanding during the year                             $9,174,000
                                                                                ==========
         Average amount outstanding during the year                             $  671,756
                                                                                ==========
         Weighted average interest rate during the year                               6.24%
                                                                                ==========
         Interest expense on borrowings during the year                         $   41,927
                                                                                ==========

The average amount outstanding during the year was calculated by aggregating borrowings at the end of each day and dividing by the total number of days in the year. The weighted average interest rate during the year was calculated by dividing the interest on borrowings during the year by the average amount of borrowings outstanding during the year.

                                     ARTHUR
                                    ANDERSEN

                            ARTHUR ANDERSEN & CO, SC

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholders and Board of Trustees of the Gradison Custodian Trust:

We have audited the accompanying statement of assets and liabilities of the Gradison-McDonald Government Income Fund of the Gradison Custodian Trust (an Ohio business trust), including the portfolio of investments, as of December 31, 1995, and the related statement of operations for the year then ended, the statements of changes in net assets for the two years then ended and the financial highlights for the four years then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based upon our audits. The financial highlights for the year ended December 31, 1991, of the Gradison-McDonald Government Income Fund of the Gradison Custodian Trust, was audited by other auditors whose report dated January 16, 1992, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Gradison-McDonald Government Income Fund of the Gradison Custodian Trust as of December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for the two years then ended and the financial highlights for the four years then ended, in conformity with generally accepted accounting principles.


                                        /s/ Arthur Anderson LLP
Cincinnati, Ohio,
February 2, 1996

                                   GOVERNMENT
                                  INCOME FUND



                               GRADISON - MCDONALD




                                  ANNUAL REPORT

                                DECEMBER 31, 1995



                              A FUND INVESTING IN
                           U.S. GOVERNMENT SECURITIES


                                GRADISON - MCDONALD

This material is intended for distribution to shareholders of the Gradison McDonald Government Income Fund. It may be distributed to other persons only if it is preceded or accompanied by a current prospectus of Gradison MacDonald Government Income Fund.

McDonald & Company Securities, Inc. - Distributor